Core Holdings Portfolio 2000	Series 00C [ 11/2/2000 - Current Offering ] | cusip: 29471T485

Fund Overview
As of November 9, 2000
Closing NAV: 0.94398	Previous Close: 0.96472	Change: -0.02074	% Change: -2.14985%

The Objective:
This global Portfolio seeks capital appreciation by investing in a diversified selection of equity securities for about one year.

The Strategy:
The Core Holdings Portfolio holds stocks from companies that Merrill Lynch Global Securities Research & Economics Group believes are well-positioned to prosper amid technological innovation over the coming three to five years.

Offered By: This portfolio is offered by Merrill Lynch (CHP00C).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of Thursday, November 09, 2000
Security	Symbol	Price	% of Portfolio
America Online, Inc.	AOL	52.68	3.89
Burlington Resources Inc.	BR	37.50	3.88
Kyocera Corporation	KYO	145.50	3.87
American International Group, Inc.	AIG	100.50	3.86
Yahoo! Inc.	YHOO	58.81	3.83
MedImmune, Inc.	MEDI	67.94	3.82
Cisco Systems, Inc.	CSCO	53.25	3.78
Citigroup, Inc.	C	52.69	3.74
HSBC Holdings Plc	HBC	74.15	3.73
ScottishPower Plc	SPI	30.69	3.72
Total Fina Elf	TOT	69.81	3.72
SONY Corporation	SNE	83.75	3.71
General Electric Company	GE	54.56	3.71
Verizon Communications	VZ	56.00	3.64
Walgreen Company	WAG	43.06	3.56
Nokia Corporation	NOK	41.44	3.55
Banco Santander Central Hispano SA	STD	9.75	3.55
Petroleo Brasileiro S.A	PEBPY	25.50	3.54
EMC Corporation	EMC	85.00	3.52
JDS Uniphase Corporation	JDSU	73.75	3.49
Omnicom Group Inc.	OMC	80.44	3.33
The Home Depot, Inc.	HD	38.81	3.33
Nortel Networks Corporation	NT	39.81	3.30
General Motors Corporation (Class H)	GMH	28.48	3.28
The News Corporation Limited	NWS	38.00	3.26
Network Appliance, Inc.	NTAP	97.19	3.16
Vodafone Group PLC	VOD	35.56	3.15
Texas Instruments, Inc.	TXN	41.88	3.10

Selection Methodology:

Merrill Lynch Global Securities Research & Economics Group selects companies for long-term strategic advantage within their respective industries. Firms are chosen based on market capitalization, industry leadership, global presence, effective use of technology and effective management.

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Performance figures for the most recent quarter are not yet available; we'll post them as soon as possible.

Fees & Expenses
Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00
Creation and Development Fee (as a % of net assets on date of deposit - 11/2/2000)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets on date of deposit)	0.197%	$1.95

Estimated Organization Costs		$2.03

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25%
$100,000 to $249,000	1.75%
$250,000 to $999,999	1.50%
$1,000,000 or more	0.75%

Is this Fund appropriate for you?

Yes, if you are seeking capital appreciation.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

The value of your investment will fluctuate with the prices of the underlying stocks, which can be extremely volatile.

There can be no assurance that this Portfolio will meet its objective.

The Portfolio may not be appropriate for investors seeking preservation of capital or current income.

This Portfolio is concentrated in foreign stocks, which may involve special risks including higher price volatility, currency fluctuations and political developments.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Two (2) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period.
Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Your taxable income is expected to include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. federal income taxes.

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1-800-221-7771

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
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The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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